UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 1, 2026

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-11676	22-1463699
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Executive Drive, Suite 300, West Orange, New Jersey	07052
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 432-0463

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2026, the compensation committee (the “Committee”) of the Board of Directors of Bel Fuse, Inc. (the “Company”) authorized and approved the First Amendment (the “Tuweiq First Amendment”) to the Amended and Restated Employment Agreement by and between the Company and Farouq Tuweiq, the Company’s President and Chief Executive Officer (the “Tuweiq Employment Agreement”) and the First Amendment (the “Hutkin First Amendment”) to the Employment Agreement by and between the Company and Lynn Hutkin, the Company’s Chief Financial Officer and Principal Accounting Officer (the “Hutkin Employment Agreement”). These amendments to each respective employment agreement were executed on July 2, 2026 and were effective as of June 1, 2026.

The changes to the Tuweiq Employment Agreement resulting from the Tuweiq First Amendment are to:

●	increase his base salary from $600,000 to $725,000;
●
increase his target annual variable compensation from $1,600,000 to $2,100,000, and change the allocation of his variable compensation from 50% cash and 50% in the form of time-based restricted stock units (“RSUs”) to 40% cash and 60% RSUs; and

●	increase his annual Long-Term Performance Award (as defined in the Tuweiq Employment Agreement) from $1,200,000 to $1,875,000.

The changes to the Hutkin Employment Agreement resulting from the Hutkin First Amendment are to:

●	increase her base salary from $300,000 to $400,000;
●
increase her annual variable compensation percentage from 125% to 150% of base salary, and change the allocation of her variable compensation from 60% cash and 40% in the form of RSUs to 55% cash and 45% RSUs; and

●	increase the percentage of her annual Long-Term Performance Award (as defined in the Hutkin Employment Agreement) from 75% to 100% of base salary.

The foregoing descriptions of the Tuweiq First Amendment and the Hutkin First Amendment are summaries only and are qualified in their entirety by reference to the full text of the Tuweiq First Amendment and the Hutkin First Amendment, respectively, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
10.1	First Amendment, dated as of July 2, 2026, to the Amended and Restated Employment Agreement by and between Bel Fuse Inc. and Farouq Tuweiq.
10.2	First Amendment, dated as of July 2, 2026, to the Employment Agreement by and between Bel Fuse Inc. and Lynn Hutkin.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2026	BEL FUSE INC.
(Registrant)

By:	/s/ Farouq Tuweiq
Farouq Tuweiq
President and Chief Executive Officer